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                           LAUDUS TRUST (THE "TRUST")
           LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (THE "FUND") SUPPLEMENT DATED APRIL 11, 2008 TO THE PROSPECTUS DATED JULY 31, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

      At a meeting of the Board of Trustees of the Trust (the "Board") held on March 31, 2008, the Board approved the following changes to the Fund: (1) change of the Fund's name from Laudus Rosenberg Value Long/Short Equity Fund to Laudus Rosenberg Long/Short Equity Fund and (2) change to the Fund's investment strategy to remove the restriction that requires the Fund to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. Accordingly, the following changes to the Fund's prospectus will be effective on May 12, 2008:

1. ALL REFERENCES TO "LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND" ARE DELETED AND REPLACED WITH "LAUDUS ROSENBERG LONG/SHORT EQUITY FUND."

2. PARAGRAPHS ONE THROUGH FIVE UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 10 ARE DELETED AND REPLACED IN THEIR ENTIRETY WITH THE
      FOLLOWING:

            The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities. When AXA Rosenberg believes that a security is undervalued relative to its peers, it may buy the security for the Fund's long portfolio. When AXA Rosenberg believes that a security is overvalued relative to its peers, it may sell the security short by borrowing it from a third party and selling it at the then-current market price.

            AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio. The actual dollar amounts the Fund invests in long and short positions will be determined by AXA Rosenberg. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on its performance. The Fund may achieve a positive return if the securities in the Fund's long portfolio increase in value more than the securities underlying its short positions, each taken as a whole.

            The Fund seeks to construct a diversified portfolio that has, in addition to limited exposure to the U.S. equity market risk generally, near neutral exposure to specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested in stocks of all capitalizations. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with larger market capitalizations.AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

            AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two proprietary stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock.

3. THE INFORMATION UNDER THE SUB-HEADING "MARKET RISK" ON PAGE 11 AND PAGE 16 IS DELETED AND REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

      Market Risk. There is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



(C)2008 Charles Schwab & Co., Inc. All Rights              (CHARLES SCHWAB LOGO)
Reserved. Member SIPC. REG41611-00 (04/08)